UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-23170

NB Crossroads Private Markets Fund IV (TE) - Client LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Patrick Deaton, Chief Operating Officer

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:       1-212-476-8800

Date of fiscal year end:     March 31

Date of reporting period:     March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Annual Report

For the year ended March 31, 2024

NB Crossroads Private Markets Fund IV (TE) – Client LLC

(Unaudited)

Private Equity Market Update

In 2023 and through the first quarter of 2024, the U.S. economy averted a recession and continued to grow steadily despite many predictions to the contrary. Real GDP growth was reported at 2.5% in 2023 vs. 1.9% in 2022,1 while the unemployment rate remained impressively low at 3.6% in 2023 (flat vs. 2022), which we believe reflected the strength of the labor market and the U.S. economy as a whole.2 This was particularly remarkable in light of the U.S. Federal Reserve’s continued efforts to combat inflation through a series of interest rate hikes that started in 2022 and continued with four additional quarter-point rate hikes to the federal funds rate in 2023. As a result, inflation moderated in the U.S., despite some uncertain data points in the first quarter of 2024.

During the first half of 2023, the U.S. private equity market saw a continuation of the cautious yet strategic investment activity that characterized the latter part of 2022. Total deal volumes declined considerably compared to the prior year, with deal count down 18% and deal volume down 31%.3 While 2023 exit volumes fell 8% and exit count fell 14% vs. the prior year, exit activity saw a gradual improvement in the latter half of 2023, as market conditions began to stabilize with Q4 2023 exit volumes and exit count up 36% and 3%, respectively.3 However, fundraising activity in 2023 remained remarkably steadfast, with total capital raised surpassing $300 billion for the first time, but the number of funds raised fell 15% vs. 2022, reverting in line with pre-pandemic levels and reflecting limited partner ("LP") selectiveness and preference for more scaled and proven managers in a more discerning fundraising environment.4

Looking ahead, we expect several pivotal shifts in the U.S. private equity landscape. The quality of deals has remained high so far in 2024 and is expected to grow as general partners ("GPs") are highly focused on monetizing mature, proven assets that have the potential to generate attractive returns for LPs in the near term. While we anticipate buyers will remain highly selective given the changing macro-economic landscape, GPs may explore many of the other avenues for generating liquidity, including debt refinancings, minority equity sales/recapitalizations, preferred stock, and secondaries. We believe more attractive financing packages, moderated valuations and continued high-quality assets in the market should translate into more meaningful private equity investment during 2024. At the same time, we continue to expect headwinds for fundraising for much of the year, but as distributions from exit activity start to arrive with LPs, we may see a rebound of fundraising later in the year.

Private Equity Investment Activity

In 2023, $405 billion was invested in the U.S. private equity market, marking a continuation of the decline from the $588 billion invested in 2022 and the $726 billion in 2021 and a reversion to a more “normalized” year of capital deployment compared to historical levels closer to ~$400 billion of annual investment activity.5 Deal activity further decreased as GPs faced heightened scrutiny from lenders amidst rising interest rates and a tightening credit market. This led to a shift towards smaller transaction sizes with less leverage and an increased reliance on alternative financing sources beyond traditional bank loans. Middle market deals with enterprise values equal to or less than $1 billion grew from 50% to 55% of total deal volumes compared to the prior year while deals with enterprise values north of $1 billion decreased from 40% to 35% of total deal volumes compared to the prior year. The number of leveraged buyout and add-on transactions declined more than 25% versus the prior year, while growth equity remained more resilient with deal count outpacing leveraged buyout deals for the first time.3

While public to private transactions remained a notable aspect in terms of deal count in 2023 (nearly flat vs. 2022), public to private deal values declined 45% vs. 2022.5 Take private transaction values significantly declined as GPs targeted smaller public companies due to more attractive public valuations and digestible equity check sizes in a debt-constrained environment. Corporate carveout investment activity accelerated in the latter half of the year driven by large corporations looking to optimize their business segments as economic conditions stabilized and GPs pursued attractive valuations. By Q4 2023, corporate carveouts had recovered to 10.7% of leveraged buyouts from a deal count perspective, above the recent Q4 2021 low of 5.8% and the 2017-2019 average of 10.1%.3

1 Bureau of Economic Analysis, as of April 9, 2024.

2 Bureau of Labor Statistics, as of April 9, 2024.

3 PitchBook 2023 Annual US PE Breakdown.

4 Preqin, as of April 4, 2024.

5 PitchBook, as of April 4, 2024.

NB Crossroads Private Markets Fund IV (TE) – Client LLC

(Unaudited)

Private Equity Outlook for 2024

We believe the current environment offers significant opportunity for investors who have capital to invest in this capital-constrained market, and we have seen attractive investment opportunities up and down the capital stack and at various points in the ownership cycle. Looking ahead to the rest of 2024, we expect several pivotal shifts in the private equity landscape, given the focus by GPs on monetizing mature, in demand assets. This has meaningfully increased the number of companies GPs have in market and/or plan to take to market. We anticipate that buyers will continue to prefer high-quality assets with clear opportunities for growth, particularly given the uncertainty surrounding upcoming elections, stickier inflation, and higher interest rates. The market is evolving in terms of exit paths that GPs can pursue for their companies, and full sales are not the only option. In particular, we have seen preferred equity, mid-life co-investments, and GP-led secondary transactions increase in popularity as a means for sellers to get at least partial liquidity to LPs, and we expect those transactions to remain popular for the duration of 2024.

Fund Overview

NB Crossroads Private Markets Fund IV (TE) – Client LLC (the “Fund”) invests all or substantially all of its assets in NB Crossroads Private Markets Fund IV Holdings (the “Master Fund” and together with the Fund, “PMF IV”). The Master Fund has the same investment objective, investment policies and restrictions as its feeder funds. This form of investment structure is commonly known as a “master/feeder” structure. PMF IV aims to provide investors attractive risk-adjusted returns. PMF IV seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. PMF IV is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2024, PMF IV was invested across 65 investments, including 33 co-investments, 28 primary Portfolio Fund investments and 4 secondary Portfolio Fund investments.

The Fund generated a 2.12% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2024. PMF IV generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, PMF IV benefitted from primary investments in a European growth equity fund, a North American special situations fund and a North American middle-market buyout fund. Additionally, PMF IV generated positive performance from a co-investment in a North American digital media business.

NB Crossroads Private Markets Fund IV (TE) – Client LLC

(Unaudited)

On the other hand, among the detractors from performance, PMF IV saw negative performance from a primary investment in a North American upper-middle market buyout fund. Additionally, PMF IV saw negative performance from a co-investment in a now listed publicly traded healthcare business. At this point in the Fund’s life, we remain focused on continued value creation in the portfolio and generating distributions for investors.

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

Fund Performance – Average Annual Total Return Ended 3/31/2024

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund IV (TE) – Client LLC[1]	2.12%	13.67%	4.13%
MSCI World Index (Net)[2]	25.11%	12.07%	11.97%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on November 15, 2016.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund IV (TE) – Client LLC

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

For the year ended March 31, 2024

Index	Page No.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Consolidated Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2024

Assets

Investment in the Company, at fair value	$132,851,042
Investment in Money Market Fund	1,143,176
Current tax asset	298,137
Interest receivable	5,014
Prepaid legal fees	2,148
Total Assets	$134,299,517

Liabilities

Deferred tax liability	$5,335,945
Distribution and servicing fees payable	229,065
Professional fees payable	116,225
Due to Affiliates	108,105
Administration service fees payable	9,858
Other payables	2,468
Total Liabilities	$5,801,666

Commitments and contingencies (Note 4)

Members’ Equity - Net Assets	$128,497,851

Units of Membership Interests outstanding (unlimited units authorized)	144,532.98
Net Asset Value Per Unit	$889.06

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund IV Holdings LLC are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Consolidated Statement of Operations

For the year ended March 31, 2024

Net Investment Loss Allocated from the Company:

Dividend income	$442,500
Interest income	150,044
Expenses	(1,015,205)
Total Net Investment Loss Allocated from the Company	(422,661)

Fund Income:

Interest income	90,724
Total Fund Income	90,724

Fund Expenses:

Tax expense	1,361,243
Distribution and servicing fees	916,261
Professional fees	137,087
Administration service fees	37,979
Other expenses	40,563
Total Fund Expenses	2,493,133
Net Investment Loss	(2,825,070)

Net Realized and Change in Unrealized Gain on Investment in the Company (Note 2)
Net realized gain on investment in the Company	9,395,172
Net change in unrealized appreciation on investment in the Company	(3,776,664)
Net Realized and Change in Unrealized Gain on Investment in the Company	5,618,508
Net Increase in Members’ Equity – Net Assets Resulting from Operations	$2,793,438

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund IV Holdings LLC are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Consolidated Statements of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2023

	Members' Equity	Special Member	Total
Members' committed capital	$114,532,651	$-	$114,532,651

Members' equity at April 1, 2022	$145,305,656	$4,050,218	$149,355,874
Capital distributions	(15,461,908)	-	(15,461,908)
Net investment loss	(2,244,681)	-	(2,244,681)
Net realized gain on investment in the Company	7,354,700	-	7,354,700
Net change in unrealized appreciation on investment in the Company	(4,136,960)	-	(4,136,960)
Net change in incentive carried interest	(63,249)	63,249	-
Members' equity at March 31, 2023	$130,753,558	$4,113,467	$134,867,025

For the year ended March 31, 2024

	Members' Equity	Special Member	Total
Members' committed capital	$114,532,651	$-	$114,532,651

Members' equity at April 1, 2023	$130,753,558	$4,113,467	$134,867,025
Capital distributions	(9,162,612)	-	(9,162,612)
Net investment loss	(2,825,070)	-	(2,825,070)
Net realized gain on investment in the Company	9,395,172	-	9,395,172
Net change in unrealized appreciation on investment in the Company	(3,776,664)	-	(3,776,664)
Net change in incentive carried interest	(181,575)	181,575	-
Members' equity at March 31, 2024	$124,202,809	$4,295,042	$128,497,851

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund IV Holdings LLC are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Consolidated Statement of Cash Flows

For the year ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$2,793,438
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Proceeds received from investment in the Company	8,980,657
Total net investment loss allocated from the Company	422,661
Net change in unrealized appreciation on investment in the Company	(5,618,508)
Net purchases and sales of short term investments	1,517,467
Changes in assets and liabilities related to operations
(Increase) decrease in current tax asset	(308,259)
(Increase) decrease in interest receivable	5,180
(Increase) decrease in prepaid legal fees	(175)
Increase (decrease) in deferred tax liability	1,270,491
Increase (decrease) in professional fees payable	(10,180)
Increase (decrease) in due to Affiliates	108,105
Increase (decrease) in administration service fees payable	485
Increase (decrease) in other payables	1,250
Net cash provided by (used in) operating activities	9,162,612

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(9,162,612)

Net cash provided by (used in) financing activities	(9,162,612)

Net change in cash and cash equivalents	-
Cash and cash equivalents at the beginning of the year	-

Cash and cash equivalents at the end of the year	$-

Noncash activities
Distributions totaling $390,708 were received from the Company for taxes paid and/or accrued by the Company on behalf of the TE Fund.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund IV Holdings LLC are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Consolidated Financial Highlights

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$933.12	$1,033.37	$925.81	$629.69	$633.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(19.55)	(15.53)	(30.49)	(15.57)	(24.44)
Net realized and change in unrealized gain (loss) on investments	38.88	22.26	268.80	311.69	20.93
Net increase (decrease) in net assets resulting from operations after incentive carried interest	19.33	6.73	238.31	296.12	(3.51)

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(63.39)	(106.98)	(130.75)	-	-
NET ASSET VALUE, END OF YEAR	$889.06	$933.12	$1,033.37	$925.81	$629.69
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	2.12%	0.87%	26.01%	47.03%	(0.55)%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of year in thousands (000's)	$128,498	$134,867	$149,356	$133,810	$79,953
Ratios to Average Members' Equity - Net Assets: (4)
Expenses excluding incentive carried interest (5)	2.63%	1.98%	3.23%	2.50%	4.23%
Net change in incentive carried interest	0.14%	0.05%	1.54%	1.82%	-
Expenses including incentive carried interest	2.77%	2.03%	4.77%	4.32%	4.23%
Net investment loss excluding incentive carried interest	(2.12)%	(1.63)%	(3.03)%	(2.23)%	(3.86)%

INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest (6)	14.71%	16.99%	20.94%	18.90%	4.82%
Internal Rate of Return after incentive carried interest (6)	14.18%	16.37%	20.15%	18.31%	4.82%

(1)	Selected data for a unit of membership interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the TE Fund during the period and assumes distributions, if any, were reinvested. The TE Fund's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the TE Fund taken as a whole. The total return does not reflect the impact of incentive carried interest; refer to the Internal Rates of Return for the impact of incentive carried interest.
(4)	Ratios include expenses allocated from the Company.
(5)	For the year ended March 31, 2023, the ratio is inclusive of the current year tax expense (benefit). Excluding this tax expense (benefit), the ratio would be 1.57%.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets before and after incentive carried interest at the end of the year as of each measurement date.

The accompanying notes and attached financial statements of NB Crossroads Private Markets Fund IV Holdings LLC are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

1. Organization

NB Crossroads Private Markets Fund IV (TE) - Client LLC (the “TE Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The TE Fund was organized as a Delaware limited liability company on February 29, 2016. The TE Fund commenced operations on November 15, 2016. The duration of the TE Fund is ten years from the final subscription closing date (the “Final Closing”), which occurred on June 30, 2017, subject to two two-year extensions which may be approved by the Board of Managers of the TE Fund (the “Board” or the “Board of Managers”). Thereafter, the term of the TE Fund may be extended by consent of a majority-in-interest of its Members as defined in the TE Fund’s limited liability company agreement (the “LLC Agreement”).

The TE Fund’s investment objective is to provide attractive risk-adjusted returns. The TE Fund pursues its investment objective by investing substantially all of its assets in NB Crossroads Private Markets Fund IV Holdings LLC (the “Company”), through its consolidated subsidiary, NB Crossroads Private Markets Fund IV (Offshore), Client Ltd, a Cayman Islands exempted company (the “Offshore Fund”). The Company seeks to achieve its objective primarily by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”) and by co-investing directly in portfolio companies. Neither the Company, the TE Fund, nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company or the TE Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The financial statements of the Company, including the Company’s Schedule of Investments, are attached to this report and should be read in conjunction with the TE Fund’s consolidated financial statements. The percentage of the Company’s members' contributed capital owned by the TE Fund at March 31, 2024 was approximately 34.26%.

The Board has overall responsibility to manage and supervise the operation of the TE Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operation of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the TE Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and Co-Investments and to manage the day-to-day operations of the Company.

2. Significant Accounting Policies

The TE Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the TE Fund in the preparation of its consolidated financial statements.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

A. Basis of Accounting and Consolidation

The TE Fund’s policy is to prepare its consolidated financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the TE Fund are maintained in U.S. dollars.

At March 31, 2024, the percentage of the Offshore Fund’s shareholders’ capital owned by the TE Fund is 92.21%.  The financial position and results of operations of the Offshore Fund have been consolidated in these consolidated financial statements. All intercompany transactions (consisting of capital contributions and distributions) have been eliminated. The following is a summary of significant accounting policies followed by the TE Fund in the preparation of its consolidated financial statements.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of these consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The value of the TE Fund’s investment in the Company reflects the TE Fund’s proportionate interest in the total members’ contributed capital of the Company at March 31, 2024. Valuation of the investments held by the Company is discussed in Note 2 of the Company’s financial statements, attached to these consolidated financial statements.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the TE Fund’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2024, the TE Fund held $1,143,176 in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

E. Investment Gains and Losses

The TE Fund records its share of the Company’s investment income, expenses, and realized and change in unrealized gains and losses in proportion to the TE Fund’s aggregate commitment to the Company. The Company’s income and expense recognition policies are discussed in Note 2 of the Company’s financial statements, attached to these consolidated financial statements.

F. Income Taxes

The TE Fund is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members. The TE Fund has a tax year end of December 31.

The Offshore Fund is treated as a corporation for tax reporting.  The Offshore Fund has a tax year end of December 31. The Offshore Fund is subject to federal, state and local income taxes. As of March 31, 2024, the Offshore Fund has recorded a total deferred tax liability of $5,335,945 and a current tax asset of $298,137.

Differences arise in the computation of Members’ equity for financial reporting in accordance with GAAP and Members’ equity for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the TE Fund’s investment in the Company for federal income tax purposes is based on amounts reported to the TE Fund on Schedule K-1 from the Company. As of March 31, 2024, the TE Fund had not received information to determine the tax cost of the Company. Based on the amounts reported to the TE Fund on Schedule K-1 as of December 31, 2022, and after adjustment for purchases and sales between December 31, 2022 and March 31, 2024, the estimated cost of the TE Fund’s investment in the Company at March 31, 2024, for federal income tax purposes aggregated $67,997,202. The net and gross unrealized appreciation for federal income tax purposes on the TE Fund's investment in the Company was estimated to be $64,853,840.

The TE Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the TE Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2020 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in these consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the TE Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the TE Fund’s consolidated financial statements for the year ended March 31, 2024. The TE Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2024, the TE Fund did not incur any interest or penalties.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

G. Restrictions on Transfers

Interests of the TE Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

H. Fund Expenses

The TE Fund bears its own expenses and, indirectly bears a pro rata portion of the Company’s expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Distribution and Servicing Fees (as defined herein); Managers’ fees (as defined herein); Advisory fees (as defined herein); legal fees; administration; auditing; tax preparation fees; custodial fees; costs of insurance; and registration expenses.

3. Advisory Fee, Distribution and Servicing Fee, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.10% during the first 12-months following the Company’s commencement of operations; 0.55% beginning in year two through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Company, in each case based on the Members’ total capital commitments. For the year ended March 31, 2024, the Company incurred Advisory Fees totaling $1,838,674, of which $629,930 was allocated to the TE Fund.

In consideration for the services provided under the Placement Agreement, the TE Fund pays Neuberger Berman BD LLC (“NBBD” or the “Placement Agent”), a distribution and servicing fee (the “Distribution and Servicing Fee”) quarterly in arrears at the annual rate of 0.80% during the period from the commencement of investment operations through the end of year eight, and at the annual rate of 0.15% thereafter, based on the Members’ total capital commitments, determined and accrued as of the last day of each calendar quarter. For the year ended March 31, 2024, the TE Fund incurred Distribution and Servicing Fees totaling $916,261.

Pursuant to an Administrative and Accounting Services Agreement, the TE Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation, and investor services to the TE Fund. In consideration for these services, the TE Fund pays the Administrator a fixed fee of $9,373 per calendar quarter. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the TE Fund. For the year ended March 31, 2024, the TE Fund incurred administration service fees totaling $37,979.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

Effective March 11, 2024, the Board consists of six managers (the “Managers”), of which five are not an “interested person” of the TE Fund as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2024, the Company incurred $198,698 in Managers’ fees, of which $68,074 was allocated to the TE Fund.

As of March 31, 2024, two persons had ownership of approximately 8.73% and 8.12% of the TE Fund’s total capital commitments and are treated as “affiliated persons”, as defined in the Investment Company Act (the “Affiliated Persons”). The affiliation between the Affiliated Persons and the TE Fund is based solely on the capital commitments made and percentage ownership.

4. Capital Commitments from Members

At March 31, 2024 and 2023, capital commitments from Members totaled $114,532,651. Capital contributions received by the TE Fund with regard to satisfying Member capital commitments totaled $84,754,161, which represents approximately 74% of committed capital at March 31, 2024 and 2023.

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of capital commitments. During the years ended March 31, 2024 and 2023, the TE Fund did not issue any units.

The net profits or net losses of the TE Fund are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that it would follow the distributions outlined below.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board of Managers in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2024, the TE Fund had distributed $43,522,407 to Members. Distributions from the TE Fund are made in the following priority:

(a) First, to Members of the TE Fund until they have received a 125% return of all drawn capital commitments; and

(b) Then, a 93.5% - 6.5% split between the Members and the Special Member (as defined in Note 1 of the Company’s notes), respectively. The Special Member will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the Final Closing.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Notes to the Consolidated Financial Statements

March 31, 2024

Incentive carried interest is accrued based on the net asset value (“NAV”) of the TE Fund at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Consolidated Statement of Changes in Members’ Equity – Net Assets discloses the amount payable and paid to the Special Member in the period in which it occurs. At March 31, 2024, the accrued and unpaid incentive carried interest was $4,295,042.

5. Indemnifications

In the normal course of business, the TE Fund enters into contracts that provide general indemnifications. The TE Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the TE Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

6. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their capital commitments to the TE Fund, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

7. Subsequent Events

The TE Fund has evaluated all events subsequent to March 31, 2024, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Crossroads Private Markets Fund IV (TE) - Client LLC:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and members’ equity - net assets of NB Crossroads Private Markets Fund IV (TE) - Client LLC and subsidiary (the Company), as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members’ equity - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the transfer agent or others, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 30, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

In pursuing its investment objective, NB Crossroads Private Markets Fund IV (TE) - Client LLC (the "Fund") invests all or substantially all of its assets in NB Crossroads Private Markets Fund IV Holdings LLC (the "Master Fund"). The Master Fund has the same investment objective, investment policies and restrictions as those of the Fund. This form of investment structure is commonly known as a "master/feeder" structure. For convenience of reference, references herein to "the Fund" include the Fund and the Master Fund, unless the context requires otherwise.

The investment objective of the Fund is to provide attractive risk-adjusted returns to investors ("Investors"). Through its investment in the Master Fund, the Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers ("Portfolio Fund Managers") that generally have an established track record. The Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of the Fund and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the "1940 Act"). However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC ("Neuberger Berman" or the "Firm"). None of the Master Fund, the Fund or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Fund's investment objective will be achieved.

Principal Risk Factors

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

The Fund's investment program is speculative and entails substantial risks. Because the Fund invests all or substantially all of its assets in the Master Fund, in pursuit of its investment objective, the risks associated with an investment in the Fund are in effect the risks of investing in the Master Fund. The Master Fund and the Fund have the same investment objectives, policies and strategies. Accordingly, except for specific references to the contrary, all references to the Fund, its investments or its investment portfolio in this summary of risk factors refer to the combined risks relating to the investments by the Fund and the Master Fund, and all references to the Adviser refer to the Adviser as, collectively, the Investment Adviser and Sub-Adviser of the Master Fund, unless the context suggests otherwise. Investors should be aware of certain risk factors, which include the following:

General Risks

There is no assurance that the investment held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Investors, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and an Investor could incur a total or substantial loss of its investment. In general, neither the Fund nor the Investors will have the ability to direct or influence the management of Co-Investments, the Portfolio Funds or the investment of their assets. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Illiquidity; Lack of Current Distributions

An investment in the Fund is suitable only for certain qualified investors who have no need for liquidity in the investment. The investments made by the Fund via its investment in the Master Fund and indirectly in the Portfolio Funds and Co-Investments are illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Fund does not have any obligation to repurchase limited liability company interests in the Fund ("Interests") from Investors. In addition there may be little or no near-term cash flow available to the Investors from the Fund. The return of capital and the realization of gains on the Fund's investments, if any, will generally occur only upon the partial or complete disposition of a Co-Investment or an underlying investment by a Portfolio Fund, which is not generally within the control of the Adviser.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Fund's early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Restrictions on Transfer and Withdrawals

The Interests, and the interests in the Portfolio Funds and Co-Investments indirectly held by the Fund, have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws and may not be resold unless an exemption from such registration is available. The Fund is not under, and the Portfolio Funds and Co-Investments are not expected to be under, any obligation to cause such an exemption (whether pursuant to Rule 144 under the Securities Act or otherwise) to be available. Accordingly, there is no secondary market for the Interests or a Fund's indirect interests in the Portfolio Funds, and such market is not expected to develop. Furthermore, transfers of Interests may be made only with the prior written consent of the Board of Managers of the Fund (the "Board"), which may be withheld in the Board's sole discretion. The Fund generally will not have the right to withdraw from any Portfolio Fund.

Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

Neither the Master Fund nor the Fund will obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

Capital Contributions

An Investor's full Commitment will not be immediately invested. The Fund will invest in the Master Fund and the Master Fund will invest in Portfolio Funds and Co-Investment opportunities as Commitments are drawn (generally within 6 months of any drawdown). It may take a significant amount of time to fully draw down the Commitments. The Fund's performance will only include the Commitments that have been drawn-down, thus an Investor's individual performance may be lower than the performance of the Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Portfolio Funds Business and Market Risks

The Fund's investment portfolio will consist, in part, of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Special Situations. The special situations asset class will likely invest a significant portion of its assets in Portfolio Funds that invest in portfolio companies that may be in transition, out of favor, financially leveraged or troubled, or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization, or liquidation. These companies may be experiencing, or are expected to experience, financial difficulties that may never be overcome. The securities of such companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Such investments could, in certain circumstances, subject a Portfolio Fund to certain additional potential liabilities. For example, under certain circumstances, a lender who has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated, or disallowed, or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments by such companies to us could be required to be returned if any such payment is later determined to have been a fraudulent conveyance or a preferential payment. Numerous other risks also arise in the workout and bankruptcy contexts. In addition, there is no minimum credit standard that is a prerequisite to a Portfolio Fund's investment in any instrument and a significant portion of the obligations and preferred stock in which a Portfolio Fund may invest may be less than investment grade.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Risks Associated with Private Company Investments

Private companies are generally not subject to Securities and Exchange Commission reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Master Fund invests. There is risk that the Master Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Master Fund's, and in turn, the Fund's investment performance. Private companies in which the Master Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors' actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Master Fund will be able to realize the value of private company investments in a timely manner.

Dependence on the Adviser and Key Personnel

To the extent that the Fund invests its assets in the Master Fund, the Fund's performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Co-Investments and the Portfolio Fund Managers with which the Master Fund invests, and the Adviser's ability to select, allocate and reallocate effectively the Master Fund's assets among Portfolio Funds and Co-Investments. The success of the Fund is thus substantially dependent on the Adviser and its continued employment of certain key personnel. Similarly, the success of each Portfolio Fund in which the Fund invests is also likely to be substantially dependent on certain key personnel of that Portfolio Fund. Should one or more of the key personnel of the Adviser or of the management of the Portfolio Funds become incapacitated or in some other way cease to participate in management activities, the Fund performance could be adversely affected. There can be no assurance that these key personnel will continue to be associated with or available to the Adviser or the general partner of the Portfolio Funds throughout the life of the Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Investment in Junior Securities

Although the Portfolio Funds may invest in securities that are relatively senior within a portfolio company's capital structure, it is expected that the Portfolio Funds will invest primarily in securities that are among the more junior securities in a portfolio company's capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

Leveraged Investments

The Portfolio Funds may employ leverage in connection with certain investments or participate in investments with highly leveraged capital structures. Although the use of leverage may enhance returns and increase the number of investments that can be made, leverage also involves a high degree of financial risk and may increase the exposure of such investments to factors such as rising interest rates, downturns in the economy, or deterioration in the condition of the assets underlying such investments. In addition, the borrowings of a Portfolio Fund may in certain cases be secured by the Commitments and the other assets of a Portfolio Fund, which may increase the risk of loss of such assets.

Limited Number of Portfolio Fund Investments

The number of investments made by the Portfolio Funds is and will be limited and, as a consequence, the Master Fund's and the Fund's returns as a whole may be substantially affected by the unfavorable performance of a single investment made by a Portfolio Fund. In addition, a Portfolio Fund may invest exclusively or primarily in a particular asset type or category, which may reduce the overall diversity of the Fund's assets and increase risk.

Risks Associated with Secondary Investments

Competition for Secondary Investment Opportunities. Many institutional investors, including other fund-of-funds entities, as well as existing investors of private equity funds may seek to purchase secondary interests of the same private equity fund which the Master Fund may also seek to purchase. In addition, many top-tier private equity managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These managers may also be partial to secondary interests being purchased by existing investors of their funds with whom they have existing relationships. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called "Dutch auction," where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder's ability to compete for price) which can restrict the availability of such opportunity for the Master Fund. No assurance can be given that the Master Fund will be able to identify investment opportunities that satisfy the Master Fund's investment objective and desired diversification goals or, if the Master Fund is successful in identifying such investment opportunities, that the Master Fund will be permitted to invest, or invest in the amounts desired, in such opportunities.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Nature of Secondary Investments. The Master Fund may acquire secondary interests in existing private equity funds primarily from existing investors in such funds (and not from the issuers of such investments). Because the Master Fund will not be acquiring such interests directly from the issuers, it is generally not expected that the Master Fund will have the opportunity to negotiate the terms of the interests being acquired or other special rights or privileges. There can be no assurance as to the number of investment opportunities that will be presented to the Master Fund. In addition, valuation of such private equity funds interests may be difficult, as there generally will be no established market for such investments or for the privately-held portfolio companies in which such funds may own securities. Moreover, the purchase price of interests in such funds will be subject to negotiation with the sellers of the interests and there is no assurance that the Master Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Master Fund for its secondary interests, the structure of such acquisitions and the overall success of the underlying private equity fund.

Pooled Secondary Investments. The Master Fund may have the opportunity to acquire a portfolio of private equity fund interests from a seller, on an "all or nothing" basis. In some such cases, certain of the private equity fund interests may be less attractive than others, and certain of the investment managers managing such funds may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Master Fund to carve out from such purchases those investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive.

Contingent Liabilities Associated With Secondary Investments. In the cases where the Master Fund acquires an interest in a private equity fund through a secondary transaction, the Master Fund may acquire contingent liabilities of the seller of the interest. More specifically, where the seller has received distributions from the relevant private equity fund and, subsequently, that private equity fund recalls one or more of these distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the private equity fund. While the Master Fund may, in turn, make a claim against the seller for any such monies so paid to the private equity fund, there can be no assurances that the Master Fund would prevail on such claim.

Risk of Early Termination. The governing documents of the underlying private equity funds are expected to include provisions that would enable the general partner, the manager, or a majority in interest (or higher percentage) of their limited partners or members, under certain circumstances, to terminate such funds prior to the end of their respective stated terms. Early termination of a private equity fund in which the Master Fund is invested may result in (i) the Master Fund having distributed to it a portfolio of immature and illiquid securities, or (ii) the Master Fund's inability to invest all of its capital commitments as anticipated, either of which could have a material adverse effect on the performance of the Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Co-Investments Risks

The Master Fund may make Co-Investments on an opportunistic basis. There can be no assurance that the Master Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Master Fund would be appropriate or attractive to the Master Fund. The market for Co-Investment opportunities is competitive and may be limited, and the Co-Investment opportunities to which the Master Fund wishes to allocate assets may not be available at any given time. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser may not have the ability to conduct the same level of due diligence applied to Portfolio Fund investments. In addition, the Adviser may have little opportunities to negotiate the terms of such Co-Investments. The Master Fund generally will rely on the Portfolio Fund manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Master Fund's ability to dispose of Co-Investments may be severely limited, both by the fact that the securities are expected to be unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. Co-Investments may be heavily negotiated and, therefore, the Master Fund may incur additional legal and transaction costs in connection therewith. Co-Investments are generally subject to many of the same risks as investments in the Portfolio Funds. See "—Risks of Private Equity Investments Generally."

Co-Investing Alongside Other Parties Risks

Co-investing alongside one or more other parties in an investment involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.

In addition, in order to take advantage of co-investment opportunities, the Master Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a co-investment partnership that is controlled by the general partner or manager of the private equity fund offering the co-investment to the Master Fund. In this event, the Master Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Master Fund's investment in it. The Master Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Portfolio Funds Are Not Registered Investment Companies

The Portfolio Funds will not be registered as investment companies under the 1940 Act, and the Fund, as an indirect investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

In-Kind Distributions

The Adviser expects in most instances to cause the Master Fund to make distributions to the Fund in cash, but retains the discretion to make distributions of securities in kind to the Fund to the extent permitted under applicable law. There can be no assurance that securities distributed in kind will be readily marketable or salable, and Investors may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities. If the Fund ultimately receives distributions in kind indirectly from any of the Portfolio Funds, it may incur additional costs and risks in connection with the disposition of such assets or may distribute such assets in kind to the Investors who may incur such costs and risks.

Projections

Projected operating results of a Co-Investment or a portfolio company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company's management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

Carried Interests

Generally, each of the Portfolio Funds provides its respective general partners or managers certain specified carried interests or other special allocations based on the returns to its investors. Such carried interests may create incentives for the general partners or managers of the Portfolio Funds to make more risky or speculative investments than they would otherwise make. Each Investor in the Fund will pay, in effect, two sets of carried interests, one at the Fund level and one indirectly through the Master Fund at the Portfolio Fund level. Consequently, the returns to Investors will be lower than returns to a direct investor in the Portfolio Funds.

Solely in respect of carried interest, the holding period required to claim the lower U.S. federal income tax rate generally applicable to long-term capital gains is greater than three years rather than greater than one year. Gain recognized by the Fund on investments held by the Portfolio Funds for more than one year but not more than three years would continue to be treated as long-term capital gains if allocated to the Investors in respect of their capital contributions but would be treated as short-term capital gain (generally subject to U.S. federal income tax at ordinary income rates) if allocated in respect of the special member of the Master Fund's carried interest. Thus, the Adviser has an incentive, not shared by the Investors, to ensure that the Master Fund holds investments for more than three years.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Investments Longer Than Term

The Fund may make investments which may not be realized prior to the date the Fund is to be dissolved. The Fund may attempt to sell, distribute, or otherwise dispose of investments at a time which may be disadvantageous, and as a result, the price obtained for such investments may be less than that which could have been obtained if the investments were held for a longer period of time. Moreover, the Fund may be unsuccessful in realizing investments at the time of the Fund's dissolution. There can be no assurance that the winding up of the Fund and the final distribution of its assets will be able to be executed expeditiously.

Illiquid and Long-Term Investments

An investment in the Fund requires a long-term commitment. Although the Co-Investments and portfolio companies of the Portfolio Funds invested in by the Fund may occasionally generate some current income, return of capital and the realization of gains, if any, from such portfolio company generally will occur only upon partial or complete sale or other disposition of such portfolio company. While one or more of these transactions may occur at any time with respect to a given portfolio company, sale or other disposition of a portfolio company of a Portfolio Fund is generally not expected to occur for a number of years (in most instances two to four years, or longer) after the initial investment is made.

Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Non-U.S. Investments

Portfolio Funds may invest in the securities of issuers located outside of the United States and the Master Fund may invest in Co-Investments located outside of the United States. Foreign securities involve certain factors not typically associated with investing in U.S. securities, including risks relating to: (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which foreign investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) inflation matters, including rapid fluctuations in inflation rates; (iii) differences between the U.S. and foreign securities markets, including potential price volatility in and relative liquidity of some foreign securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and the potential of less government supervision and regulation; (iv) economic, social and political risks, including potential exchange control regulations and restrictions on foreign investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of foreign taxes on income and gains recognized with respect to such securities. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. Foreign countries also may impose taxes on the Fund, the Investors and/or a Portfolio Fund. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.

Investments in Emerging Markets

The Master Fund and Portfolio Funds may invest in emerging markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other, more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war or terrorism or social unrest; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about portfolio companies; (xi) less extensive regulation of financial and other markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws, including regarding fiduciary duties of officers and directors and the protection of investors; (xiv) less developed, reliable or independent judiciary systems for the enforcement of contracts or claims; (xv) greater regulatory uncertainty; (xvi) the maintenance of investments with non-U.S. brokers and securities depositories and (xvii) threats or incidents of corruption that may cause the Fund not to pursue certain investments, or alter certain activities or liquidate certain portfolio investments prior to or after the time when the Fund would otherwise liquidate to achieve optimal returns, which may cause losses or have other negative impacts on the Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on financial instruments or gains from the disposition of such financial instruments.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements or authorities. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary application or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund or Portfolio Funds or the lead or sponsoring private equity general partner, as applicable, may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in non-U.S. courts. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. The Fund may have limited or no legal recourse in the event of default or suspension with respect to certain foreign securities.

Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Key information about the issuer, the markets or the local government or economy may be unavailable, incomplete, or inaccurate, which may cause losses or have other negative impacts on the Fund's investments and the Fund's performance.

Regulatory Risks of Private Equity Funds

Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund or the Portfolio Funds at any time during the term of the Fund. The legal, tax and regulatory environment for private equity funds is evolving, and changes in the regulation and market perception of such funds, including changes to existing laws and regulations and increased criticism of the private equity and alternative asset industry by regulators and politicians and market commentators, may materially adversely affect the ability of the Fund or the Portfolio Funds to pursue investment strategies and the value of the Fund's investments. In recent years, market disruptions and the dramatic increase in the capital allocated to alternative investment strategies have led to increased governmental and regulatory (as well as self-regulatory) scrutiny of the private equity and alternative investment fund industry in general, and certain legislation proposing greater regulation of the private equity and alternative investment fund management industry periodically is being and may in the future be considered or acted upon by governmental or self-regulatory bodies of both U.S. and non-U.S. jurisdictions. It is impossible to predict what, if any, changes may be instituted with respect to the regulations applicable to the Portfolio Funds, the Portfolio Fund Managers, the markets in which they operate and invest or the counterparties with which they do business, or what effect such legislation or regulations may have. Any regulations that restrict the ability of the Portfolio Funds to implement investment strategies could have a material adverse impact on their portfolio. To the extent that the Portfolio Funds become subject to such regulation and impact, the Fund's performance will be adversely affected.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Regulatory Scrutiny and Reporting

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Investor will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Investor will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Fund may suspend all activity with respect to an Investor's account with the Fund, including suspending the Investor's right to redeem funds or assets from the Fund pending the Fund's receipt of instructions regarding the Investor's account from the appropriate governmental or regulatory authority.

Public Company Holdings

A Portfolio Fund's investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies' board members, and increased costs associated with each of the aforementioned risks.

Default

The Master Fund, in general, will not always contribute the full amount of the Fund's commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Master Fund may be required to make incremental contributions pursuant to capital calls issued from time to time by the Portfolio Fund. If the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Portfolio Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Master Fund, and in turn the Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) cause the Master Fund, and, indirectly, the Fund and the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Master Fund's investment in a Portfolio Fund), or (iv) otherwise impair the value of the Master Fund's investments (including the complete devaluation of the Master Fund, and in turn the Fund).

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Similarly, Investors will not contribute the full amount of their Commitments to the Fund at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Fund. Unlike the Portfolio Funds, the Fund will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Fund may cause the Master Fund to, in-turn, default on its commitment to a Portfolio Fund. Thus the Fund, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Master Fund's investment in a Portfolio Fund and the complete devaluation of the Master Fund, and in turn the Fund). While the Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

Recall of Distributions

The Master Fund and the Fund may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Portfolio Fund obligations. In the event funds are recalled for this purpose, the Fund may in turn require Investors to return amounts previously distributed to them.

Competition for Investment Opportunities

The Portfolio Funds encounter competition for investments from numerous other investment partnerships, limited liability companies, and trusts, as well as from individuals, corporations, bank and insurance company investment accounts, foreign investors, and other entities engaged in investment activities, including other investment funds. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for the Portfolio Funds will be found, that investments on favorable terms can be negotiated, or that the Fund will be able to fully realize on the value of its investments. Competition for investments may have the effect of increasing costs, thereby reducing investment returns to the Portfolio Funds in which the Fund is indirectly invested.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Time Required to Maturity of Investments

There is generally a period of at least two to four years before a Portfolio Fund has completed making its investments. Such investments also may take a significant period from the date they are made to reach a state of maturity allowing for realization of the investment to be achieved. As a result, based on historical realization periods for Portfolio Funds, it is likely that no significant cash return, if any, from disposition of an Portfolio Fund's investments will occur until a substantial number of years from the date of closing of such Portfolio Fund. The proceeds of Fund's investments, therefore, are not likely to be realized for a substantial time period.

Investments in Less Established Companies

The Master Fund and the Portfolio Funds may invest a portion of their assets in the securities of less established companies. Investments in such portfolio companies may involve greater risks than are generally associated with investments in more established companies. For example, such companies may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such companies may not have significant or any operating revenues. Such companies also may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, resulting in the loss of the Fund's entire investment. In addition, less mature companies could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any company in which a Portfolio Fund invests, the Fund may suffer a partial or total loss of capital invested in that company.

Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Fund. These conditions are not within the control of the Adviser or the Portfolio Fund Managers.

Foreign Currency Risks

The Fund may invest a portion of its capital in Portfolio Funds based outside the United States for which fund currency is the euro or another non-U.S. dollar currency. In addition, these Portfolio Funds, as well as Portfolio Funds for which fund currency is the U.S. dollar, may make investments denominated in currencies other than the U.S. dollar. Fluctuations in the exchange rate between the U.S. dollar and these other currencies will result in changes to the values, in U.S. dollar terms, of the Fund's Commitments as well as the Fund's investments. The Adviser may, where it deems prudent and practicable, seek to mitigate the effect of such currency fluctuations by engaging in currency hedging activities, but it does not expect to eliminate the Fund's exposure to exchange rate fluctuations. In addition, Investors subscribing for Interests in the Fund in any country in which U.S. dollars are not the local currency should note that changes in the value of exchange between U.S. dollars and such currency may have an adverse effect on the value, price, or income of the investment to such Investor.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Non-Controlling Investments and Limited Rights as Shareholder

In connection with Co-Investments, the Fund may hold non-controlling interests in certain portfolio companies and, therefore, may have a limited ability to protect their interests in such companies and to influence such companies' management. In addition, Co-Investments may be made with third parties through joint ventures or other entities, which may have larger or controlling ownership interests in such portfolio companies. In such cases, the Fund will rely significantly on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom the Fund is not affiliated and whose interests may at times conflict with the interests of the Fund. Such Fund investment may involve risks in connection with such third-party involvement, including the possibility that a third party may be in a position to take (or block) action in a manner contrary to the Fund's investment objective or may have financial difficulties resulting in a negative impact on such investment. In addition, the Fund may in certain circumstances be liable for the actions of their third-party co-venturers. Co-Investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund's interests.

Multiple Tiers of Expenses

Each of the Portfolio Funds (i) pays (or requires its limited partners to pay) its respective general partners and investment advisers or managers certain fees and (ii) bears certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Portfolio Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Investment Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Portfolio Funds or from the Investors' capital contributions to the Fund, the returns to an Investor in the Fund will be lower than the returns to a direct investor in the Portfolio Funds. Each Investor in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one indirectly through the Master Fund at the Portfolio Fund level. Fees and expenses of the Fund and the Portfolio Funds will generally be paid regardless of whether the Fund or Portfolio Funds produce positive investment returns. If the Fund or Portfolio Funds do not produce significant positive investment returns, these fees and expenses could reduce the amount recovered by an Investor in the Fund to less than its total capital contributions to the Fund.

Investing in a Master/Feeder Fund

The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be indirectly adversely affected otherwise by other investors in the Master Fund. Other feeder funds invested in the Master Fund may offer interests to their respective investors, if any, that have costs, expenses and other terms that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Limitations on Performance Information

Performance of private equity vehicles is difficult to measure and therefore such measurements may not be as reliable as performance information for other investment products because, among other things: (i) there is no market for underlying investments, (ii) private equity investments take years to achieve a realization event and are difficult to value before realization, (iii) private equity investments are made over time as capital is drawn down from investments, (iv) the performance record of a private equity fund is not established until the final distributions are made, which may be 10-12 years or longer after the initial closing and (v) industry performance information for private equity funds may be skewed upwards due to survivor bias lack of reporting by underperforming managers.

Passive Interest in the Fund and Portfolio Funds

Except as otherwise provided in the Limited Liability Company Agreement of the Fund (the "Operating Agreement"), the Investors will not have any right to participate in the day-to-day management of the business and operations of the Fund and the management of the Fund's assets. Furthermore, the day-to-day management of the business and operation of each of the Portfolio Funds and the management of the assets of the Portfolio Funds, including the valuation by the Portfolio Funds of their assets, will be controlled by the respective general partners and sponsors or managers of the Portfolio Funds and not by the Fund.

Valuation Risk

In light of the illiquid nature of the Interests, and of interests in the Portfolio Funds and other securities in which the Fund may invest, any valuation made by the Adviser of the Interests and Fund investments will be based on the Adviser's good faith determination as to the fair value of those interests. There can be no assurance, however, that the values assigned in good faith by the Adviser to the Interests, interests in Portfolio Funds, or other Fund investments will equal or approximate the price at which they may be sold or otherwise liquidated or disposed of from time to time.

Tax Considerations for the Fund

An Investor's U.S. federal income tax liability with respect to income and gains of the Fund for a year may exceed the Fund's distributions to such Investor in respect of such year. In addition, an Investor may be subject to various limitations on its ability to use its allocable share of deductions and losses of the Fund (e.g., passive loss limitations, investment interest limitations, capital loss limitations, excess business loss limitations, or the inability to deduct miscellaneous itemized deductions) and limitations on the Investor's ability to deduct its allocable share of the business interest of the Fund or a Portfolio Fund.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Investments by the Fund in certain types of foreign entities can result in either current taxation to U.S. Investors on amounts earned by the foreign entities although not distributed to the Fund or unfavorable tax treatment, relative to U.S. investments, upon the Fund's indirect sale, exchange, or other disposition of an interest in the foreign entity.

Allocations of Income and Loss to Investors

For income tax purposes, each Investor will be treated as a partner of the Fund and, as such, generally will be taxed upon its distributive share of each item of the Fund's income, gain, loss and deductions for each taxable year of the Fund. Generally, an Investor's distributive share of Fund income, gain, loss, deduction or credit for U.S. federal income tax purposes is determined in accordance with the provisions of the Operating Agreement if those provisions either have substantial economic effect (as determined under Treasury Regulations) or are in accordance with the Investor's "interest in the partnership."

The Investment Adviser intends that the allocations in the Operating Agreement will be respected for U.S. federal income tax purposes. However, the Treasury Regulations regarding when allocations are respected are complex, and there can be no assurance that the allocations described in the Operating Agreement will be respected by the Internal Revenue Service (the "IRS"). In particular, the Fund will apply certain estimates and simplifying conventions intended to ensure that the Fund's net taxable income, gains, loss, or deductions are properly allocated among Investors and the Fund's general partner in a manner that reflects their beneficial interests in such tax items while permitting timely delivery of Schedule K-1s to Investors. Although simplifying conventions are contemplated by the Internal Revenue Code of 1986, as amended, and many funds use similar simplifying conventions, the use of this method may not be permitted under existing Treasury Regulations. If the IRS were to successfully challenge the estimates and simplifying conventions applied by the Fund, the items of the Fund's income, gain, loss or deduction may be required to be adjusted or reallocated in a manner that adversely impacts Investors.

Tax Laws Subject to Change

It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund. Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Investment Program (Unaudited)

March 31, 2024

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Fund and its service providers, as well as the issuers in which the Fund invests, are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. While the Fund and the Adviser have established business continuity plans in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. As a result, the Fund or its investors could be negatively impacted.

During the most recent fiscal year, there have been no material changes to: (i) the Fund's investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Fund, (iii) the persons who are primarily responsible for the day-to-day management of the Fund's portfolio; or (iv) the Fund's organizational agreement that would delay or prevent a change of control of the Fund that have not been approved by Investors.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Supplemental Information (Unaudited)

March 31, 2024

Proxy Voting and Portfolio Holdings

A description of the TE Fund’s policies and procedures used to determine how to vote proxies relating to the TE Fund’s portfolio securities, as well as information regarding proxy votes cast by the TE Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the TE Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The TE Fund did not receive any proxy solicitations during the year ended March 31, 2024.

The TE Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The TE Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Board of Managers of the TE Fund (Unaudited)

March 31, 2024

Information pertaining to the Board of Managers of the TE Fund is set forth below.

			Number of
			Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held,	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by Manager During
Address, and Year of Birth	Time Served	Years	Manager	Past 5 Years
Disinterested Managers

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	18

Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (37 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (1991-2018)	18

Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	18	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	18	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 2006).	18

Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi- Strategy Fund LLC (8/09 to 8/21).

Interested Manager
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015 - 2023)	18	None.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Private Markets Access Fund LLC.

** Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Company because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Officers of the TE Fund (Unaudited)

March 31, 2024

Information pertaining to the officers of the TE Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2024, and Director of Private Equity Finance, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.

Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023	Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman LLC, since 2024, and Vice President of Private Equity Finance, since 2016.

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

Officers of the TE Fund (Unaudited)

March 31, 2024

Information pertaining to the officers of the TE Fund is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.

Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.

Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the TE Fund are employees and/or officers of the Registered Investment Adviser. Officers of the TE Fund are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the TE Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

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Page 2 Who we are Who is providing this notice? Entities within the Neuberger Berman family of companies, mutual funds, and private investment funds. What we do How does Neuberger Berman protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic and procedural safeguards, including secured files and buildings. We restrict access to customer information to those employees who need to know such information in order to perform their job responsibilities. How does Neuberger Berman collect my personal information? We collect your personal information directly from you or your representatives, for example, when you seek advice about your investments give us your contact or income information provide account information or open an account direct us to buy or sell securities, or complete other transactions visit one of our websites, portals or other online locations We may also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why can’t I limit all sharing? Federal law gives you the right to limit only sharing for affiliates’ everyday business purposes—information about your creditworthiness affiliates from using your information to market to you sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies with a Neuberger Berman name; financial companies, such as investment advisers or broker dealers; mutual funds, and private investment funds. Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. Nonaffiliates we share with can include companies that perform administrative services on our behalf (such as vendors that provide data processing, transaction processing, and printing services) or other companies such as brokers, dealers, or counterparties in connection with servicing your account. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Neuberger Berman doesn’t jointly market. 24-16699-4 C1.1 P47

NB Crossroads Private Markets Fund IV Holdings LLC

Annual Report

For the year ended March 31, 2024

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Private Equity Market Update

In 2023 and through the first quarter of 2024, the U.S. economy averted a recession and continued to grow steadily despite many predictions to the contrary. Real GDP growth was reported at 2.5% in 2023 vs. 1.9% in 2022,1 while the unemployment rate remained impressively low at 3.6% in 2023 (flat vs. 2022), which we believe reflected the strength of the labor market and the U.S. economy as a whole.2 This was particularly remarkable in light of the U.S. Federal Reserve’s continued efforts to combat inflation through a series of interest rate hikes that started in 2022 and continued with four additional quarter-point rate hikes to the federal funds rate in 2023. As a result, inflation moderated in the U.S., despite some uncertain data points in the first quarter of 2024.

During the first half of 2023, the U.S. private equity market saw a continuation of the cautious yet strategic investment activity that characterized the latter part of 2022. Total deal volumes declined considerably compared to the prior year, with deal count down 18% and deal volume down 31%.3 While 2023 exit volumes fell 8% and exit count fell 14% vs. the prior year, exit activity saw a gradual improvement in the latter half of 2023, as market conditions began to stabilize with Q4 2023 exit volumes and exit count up 36% and 3%, respectively.3 However, fundraising activity in 2023 remained remarkably steadfast, with total capital raised surpassing $300 billion for the first time, but the number of funds raised fell 15% vs. 2022, reverting in line with pre-pandemic levels and reflecting limited partner ("LP") selectiveness and preference for more scaled and proven managers in a more discerning fundraising environment.4

Looking ahead, we expect several pivotal shifts in the U.S. private equity landscape. The quality of deals has remained high so far in 2024 and is expected to grow as general partners ("GPs") are highly focused on monetizing mature, proven assets that have the potential to generate attractive returns for LPs in the near term. While we anticipate buyers will remain highly selective given the changing macro-economic landscape, GPs may explore many of the other avenues for generating liquidity, including debt refinancings, minority equity sales/recapitalizations, preferred stock, and secondaries. We believe more attractive financing packages, moderated valuations and continued high-quality assets in the market should translate into more meaningful private equity investment during 2024. At the same time, we continue to expect headwinds for fundraising for much of the year, but as distributions from exit activity start to arrive with LPs, we may see a rebound of fundraising later in the year.

Private Equity Investment Activity

In 2023, $405 billion was invested in the U.S. private equity market, marking a continuation of the decline from the $588 billion invested in 2022 and the $726 billion in 2021 and a reversion to a more “normalized” year of capital deployment compared to historical levels closer to ~$400 billion of annual investment activity.5 Deal activity further decreased as GPs faced heightened scrutiny from lenders amidst rising interest rates and a tightening credit market. This led to a shift towards smaller transaction sizes with less leverage and an increased reliance on alternative financing sources beyond traditional bank loans. Middle market deals with enterprise values equal to or less than $1 billion grew from 50% to 55% of total deal volumes compared to the prior year while deals with enterprise values north of $1 billion decreased from 40% to 35% of total deal volumes compared to the prior year. The number of leveraged buyout and add-on transactions declined more than 25% versus the prior year, while growth equity remained more resilient with deal count outpacing leveraged buyout deals for the first time.3

While public to private transactions remained a notable aspect in terms of deal count in 2023 (nearly flat vs. 2022), public to private deal values declined 45% vs. 2022.5 Take private transaction values significantly declined as GPs targeted smaller public companies due to more attractive public valuations and digestible equity check sizes in a debt-constrained environment. Corporate carveout investment activity accelerated in the latter half of the year driven by large corporations looking to optimize their business segments as economic conditions stabilized and GPs pursued attractive valuations. By Q4 2023, corporate carveouts had recovered to 10.7% of leveraged buyouts from a deal count perspective, above the recent Q4 2021 low of 5.8% and the 2017-2019 average of 10.1%.3

1 Bureau of Economic Analysis, as of April 9, 2024.

2 Bureau of Labor Statistics, as of April 9, 2024.

3 PitchBook 2023 Annual US PE Breakdown.

4 Preqin, as of April 4, 2024.

5 PitchBook, as of April 4, 2024.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Private Equity Outlook for 2024

We believe the current environment offers significant opportunity for investors who have capital to invest in this capital-constrained market, and we have seen attractive investment opportunities up and down the capital stack and at various points in the ownership cycle. Looking ahead to the rest of 2024, we expect several pivotal shifts in the private equity landscape, given the focus by GPs on monetizing mature, in demand assets. This has meaningfully increased the number of companies GPs have in market and/or plan to take to market. We anticipate that buyers will continue to prefer high-quality assets with clear opportunities for growth, particularly given the uncertainty surrounding upcoming elections, stickier inflation, and higher interest rates. The market is evolving in terms of exit paths that GPs can pursue for their companies, and full sales are not the only option. In particular, we have seen preferred equity, mid-life co-investments, and GP-led secondary transactions increase in popularity as a means for sellers to get at least partial liquidity to LPs, and we expect those transactions to remain popular for the duration of 2024.

Fund Overview

NB Crossroads Private Markets Fund IV Holdings LLC (the “Fund”) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2024, the Fund was invested across 65 investments, including 33 co-investments, 28 primary Portfolio Fund investments and 4 secondary Portfolio Fund investments.

The Fund generated a 3.85% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2024. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from primary investments in a European growth equity fund, a North American special situations fund and a North American middle-market buyout fund. Additionally, the Fund generated positive performance from a co-investment in a North American digital media business.

On the other hand, among the detractors from performance, the Fund saw negative performance from a primary investment in a North American upper-middle market buyout fund. Additionally, the Fund saw negative performance from a co-investment in a now listed publicly traded healthcare business. At this point in the Fund’s life, we remain focused on continued value creation in the portfolio and generating distributions for investors.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.

Fund Performance – Average Annual Total Return Ended 3/31/2024

	1 Year	5 Year	Since Inception
NB Crossroads Private Markets Fund IV Holdings LLC[1]	3.85%	15.97%	7.11%
MSCI World Index (Net)[2]	25.11%	12.07%	11.97%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.

The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).

Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.

(1)	The Fund commenced operations on November 15, 2016.

(2)	The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.

NB Crossroads Private Markets Fund IV Holdings LLC

(Unaudited)

Growth of a $50,000 Investment

This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.

Impact of the Fund’s Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to investors. From time to time, the Fund pays distributions at the discretion of the Board of Managers as distributions are received from underlying fund investments due to liquidity events. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Schedule K-1 form.

NB Crossroads Private Markets Fund IV Holdings LLC

For the year ended March 31, 2024

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Assets, Liabilities and Members’ Equity – Net Assets

As of March 31, 2024

Assets

Investments, at fair value (cost $219,083,657)	$391,033,749
Interest receivable	89,684
Deferred financing costs	28,724
Prepaid insurance	14,492

Total Assets	$391,166,649

Liabilities

Advisory fees payable	$459,668
Professional fees payable	206,275
Due to Affiliate	119,694
Administration service fees payable	109,303
Other payables	553

Total Liabilities	$895,493

Commitments and contingencies (Note 5)

Members’ Equity - Net Assets	$390,271,156

Units of Membership Interests outstanding (unlimited units authorized)	1,475,657.81
Net Asset Value Per Unit	$264.47

The accompanying notes are an integral part of these financial statements.

1

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

As of March 31, 2024

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Large-cap Buyout (20.74%)
BC European Capital X - Betty Co-Investment (1) LP	Co-investment	01/2019-10/2022	North America	$489,618	$1,746,418
BC European Capital X - Hulk Co-Investment (1) LP	Co-investment	07/2018-10/2022	North America	1,146,962	3,948,558
Carlyle Partners VII, L.P.	Primary	12/2018-02/2024	North America	11,209,442	14,393,259
Clayton, Dubilier & Rice Fund X, L.P.	Primary	03/2018-02/2024	North America	5,622,858	9,545,954
Cortefiel Co-Invest SCSp	Co-investment	10/2017-05/2022	Europe	1,309,868	2,628,444
CVC Capital Partners VII, L.P.	Primary	12/2018-12/2023	Europe	7,021,831	15,657,666
Gorilla Aggregator L.P. (F)	Co-investment	10/2017	North America	1,583,511	4,652,511
KKR Byzantium Infrastructure Co-Invest L.P.	Co-investment	10/2017	Europe	2,123,701	2,774,660
KKR Taurus Co-Invest II L.P.	Co-investment	10/2017-11/2017	North America	125,598	100,762
SLP Blue Co-Invest, L.P.	Co-investment	06/2018-05/2022	North America	1,804,695	3,187,564
THL Equity Fund VIII Investors (Agiliti), L.P.	Co-investment	01/2019-07/2021	North America	2,976,929	5,055,458
TPG Healthcare Partners, L.P.	Primary	12/2019-09/2023	North America	1,729,493	2,239,802
TPG Partners VIII, L.P.	Primary	12/2019-11/2023	North America	7,079,524	11,891,313
Uno Co-Invest L.P.	Co-investment	06/2017-06/2020	North America	1,032,048	3,128,311
				45,256,078	80,950,680
Small and Mid-cap Buyout (40.43%)
BC Holdco, LLC	Co-investment	11/2017-02/2023	North America	2,170,595	6,482,300
ByLight InvestCo LP	Co-investment	05/2017-02/2023	North America	365,821	7,523,339
Charlesbank Equity Fund IX, L.P.	Primary	07/2018-08/2023	North America	7,913,042	14,258,232
CHG PPC Investor LLC	Co-investment	03/2018	North America	570,715	3,745,528
CI Capital Investors II, L.P.	Secondary	06/2017-02/2023	North America	15,547	846
CI Capital Investors II Follow-On Partners, L.P.	Co-investment	05/2018-02/2022	North America	488,564	25,657
EQT Mid Market Europe, L.P.	Primary	08/2017-01/2024	Europe	4,759,423	6,587,747
EXC Holdings LP (F)	Co-investment	11/2017-12/2022	North America	616,454	1,643,719
Further Global Capital Partners, L.P.	Primary	03/2018-02/2024	North America	11,388,679	14,160,241
JLL MedPlast Topco, L.P.	Co-investment	06/2018	North America	1,640,000	5,300,000
KKR Global Infrastructure Investors III L.P.	Primary	12/2018-07/2023	North America	8,423,205	12,274,319
MCH Iberian Capital Fund IV, F.C.R.	Secondary	05/2017-07/2023	Europe	4,211,358	6,862,240
MHS Acquisition Holdings, LLC (F)	Co-investment	03/2017-12/2019	North America	1,046,584	1,677,975
Milani Aggregator LLC (F)	Co-investment	06/2018-08/2021	North America	1,699,440	2,175,283
MND Holdings I Corp (F)	Co-investment	07/2017	North America	-	122,521
NB Soho LP (TRG Growth Fund II)	Secondary	06/2017-04/2022	North America	491,410	711,820
NB Verrocchio LP	Co-investment	06/2018-05/2022	South America	3,361,272	1,966,006
Oak Hill Capital Partners IV, L.P.	Primary	05/2017-03/2024	North America	1,222,572	3,767,893
PPC Fund II, L.P.	Primary	04/2018-11/2023	North America	8,653,335	13,230,454
Rockbridge Portfolio Fund I L.P.	Secondary	12/2018-06/2021	North America	1,090,237	3,489,764
Silver Creek Midstream Coinvest LP	Co-investment	06/2018-11/2019	North America	2,506,322	3,753,881
THL Equity Fund VII Investors (MHS), L.P.	Co-investment	04/2017-09/2022	North America	1,120,035	4,311,769
Veritas Capital Fund VI, L.P.	Primary	06/2017-10/2022	North America	3,694,704	12,880,097
VSC RST Holdco, L.P. (F)	Co-investment	08/2017-08/2021	North America	-	188,737
Webster Capital IV, L.P.	Primary	07/2018-06/2023	North America	9,933,105	20,666,283
Wind Point Partners CV1, L.P.	Secondary	09/2018-10/2019	North America	13,453	69,156
WR Environmental Aggregator LLC (F)	Co-investment	04/2017-02/2022	North America	1,148,240	2,020,902
Wrigley Co-Invest, L.P.	Co-investment	06/2018-10/2018	North America	2,350,120	7,884,715
				80,894,232	157,783,235

The accompanying notes are an integral part of these financial statements.

2

NB Crossroads Private Markets Fund IV Holdings LLC

Schedule of Investments

As of March 31, 2024

Investments / Co-investments (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Special Situations (16.32%)
Apollo Investment Fund IX, L.P.	Primary	03/2019-03/2024	North America	2,621,193	4,605,438
Cerberus Institutional Partners VI, L.P.	Primary	04/2017-12/2019	North America	7,536,488	11,687,972
Diligere Co-Investment Partners, LLC	Co-investment	02/2018-10/2022	North America	1,305,255	3,634,980
Epiris Fund II L.P.	Primary	05/2018-11/2023	Europe	8,213,725	14,695,995
Lantern Capital Partners Fund I (A), L.P	Primary	04/2018-02/2021	North America	2,509,208	1,808,256
NB Arch LP	Co-investment	09/2017-06/2022	North America	835,377	4,262,404
Runner Topco L.P. (F)	Co-investment	04/2018	North America	132,049	350,101
Sycamore Partners III, L.P.	Primary	01/2018-01/2024	North America	6,647,391	12,941,283
Verscend Intermediate Holding Corp. (F)	Co-investment	08/2018	North America	9,855,561	9,705,138
				39,656,247	63,691,567
Venture Capital (16.65%)
Alsop Louie Capital IV L.P.	Primary	11/2017-09/2022	North America	5,509,267	6,172,804
Battery Ventures XII, L.P.	Primary	03/2018-08/2021	North America	1,975,887	5,172,017
Battery XII Side Fund, L.P.	Primary	03/2018-08/2021	North America	1,164,607	2,901,385
Canaan XI L.P.	Primary	01/2018-02/2023	North America	4,322,992	9,330,773
DFJ Growth III, L.P.	Primary	05/2017-09/2023	North America	3,404,634	7,756,178
Hosen Capital Fund III, L.P.	Primary	04/2017-09/2019	Asia	2,036,831	3,650,548
Menlo Ventures XIV, L.P.	Primary	10/2017-06/2022	North America	2,521,288	7,287,874
New Clearent Holdings, LLC (F)	Co-investment	06/2018-10/2021	North America	2,026,027	5,166,369
Summit Partners Europe Growth Equity Fund II, SCSp	Primary	01/2018-11/2023	Europe	2,699,261	11,396,166
TPG Tech Adjacencies, L.P.	Primary	06/2019-03/2023	North America	3,971,268	6,129,115
				29,632,062	64,963,229

Short Term Investments	Cost	Fair Value
Money Market Fund (6.06%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio (G)	23,645,038	23,645,038
	23,645,038	23,645,038

Total Investments in Portfolio Funds (cost $219,083,657) (100.20%)		391,033,749
Other Assets & Liabilities (Net) (-0.20%)		(762,593)
Members' Equity - Net Assets (100.00%)		$390,271,156

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at March 31, 2024 aggregated $195,438,619. Total fair value of illiquid and restricted securities at March 31, 2024 was $367,388,711 or 94.14% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	The rate is 5.09%, the annualized seven-day yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

3

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Operations

As of March 31, 2024

Investment Income:

Dividend income	$1,291,595
Interest income	437,956

Total Investment Income	1,729,551

Operating Expenses:

Advisory fees	1,838,674
Administration service fees	417,906
Professional fees	353,302
Managers' fees	198,698
Insurance expense	44,930
Financing costs	42,563
Other expenses	67,166

Total Operating Expenses	2,963,239

Net Investment Loss	(1,233,688)

Net Realized and Change in Unrealized Gain on Investments (Note 2)

Net realized gain on investments	27,423,154
Net change in unrealized appreciation on investments	(11,023,536)

Net Realized and Change in Unrealized Gain on Investments	16,399,618

Net Increase in Members’ Equity – Net Assets Resulting from Operations	$15,165,930

The accompanying notes are an integral part of these financial statements.

4

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Changes in Members’ Equity – Net Assets

For the year ended March 31, 2023

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2022	$437,457,463	$4,426,114	$441,883,577
Capital distributions	(48,512,985)	(484,959)	(48,997,944)
Net investment loss	(1,659,209)	(16,767)	(1,675,976)
Net realized gain on investments	21,252,540	214,770	21,467,310
Net change in unrealized appreciation on investments	(11,954,383)	(120,806)	(12,075,189)
Members' equity at March 31, 2023	$396,583,426	$4,018,352	$400,601,778

For the year ended March 31, 2024

	Members' Equity	Special Member	Total
Members' committed capital	$330,959,751	$3,344,543	$334,304,294

Members' equity at April 1, 2023	$396,583,426	$4,018,352	$400,601,778
Capital distributions	(25,245,711)	(250,841)	(25,496,552)
Net investment loss	(1,221,346)	(12,342)	(1,233,688)
Net realized gain on investments	27,148,799	274,355	27,423,154
Net change in unrealized appreciation on investments	(10,913,251)	(110,285)	(11,023,536)
Members' equity at March 31, 2024	$386,351,917	$3,919,239	$390,271,156

The accompanying notes are an integral part of these financial statements.

5

NB Crossroads Private Markets Fund IV Holdings LLC

Statement of Cash Flows

For the year ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES

Net change in Members’ Equity – Net Assets resulting from operations	$15,165,930
Adjustments to reconcile net change in Members’ Equity – Net Assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(11,422,312)
Proceeds received from investments	55,521,480
Net realized gain on investments	(27,423,154)
Net change in unrealized (appreciation) depreciation on investments	11,023,536
Net change in accretion of PIK dividend	(1,291,595)
Net purchases and sales of short term investments	(16,080,223)
Changes in assets and liabilities related to operations
(Increase) decrease in interest receivable	(64,424)
(Increase) decrease in deferred financing costs	42,563
(Increase) decrease in prepaid insurance	5,929
Increase (decrease) in professional fees payable	(86,136)
(Increase) decrease in due from Affiliate	118,044
Increase (decrease) in administration service fees payable	(72)
Increase (decrease) in financing costs payable	(13,125)
Increase (decrease) in other payables	111

Net cash provided by (used in) operating activities	25,496,552

CASH FLOWS FROM FINANCING ACTIVITIES

Distributions to Members	(25,496,552)

Net cash provided by (used in) financing activities	(25,496,552)

Net change in cash and cash equivalents	-
Cash and cash equivalents at beginning of the year	-

Cash and cash equivalents at end of the year	$-

Noncash activities
Receipt of in-kind distributions of securities from underlying
Portfolio Funds, at value on the date of distribution	$99,009

Distributions totaling $423,730 were made to the TE Fund and the Offshore Fund for taxes paid and/or accrued on behalf of the TE Fund and Offshore Fund.

The accompanying notes are an integral part of these financial statements.

6

NB Crossroads Private Markets Fund IV Holdings LLC

Financial Highlights

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021	For the year ended March 31, 2020
Per Unit Operating Performance (1)

NET ASSET VALUE, BEGINNING OF YEAR	$271.47	$299.45	$264.96	$177.13	$172.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.84)	(1.14)	(1.40)	(1.43)	(1.62)
Net realized and unrealized gain on investments	11.12	6.36	76.84	89.42	6.08
Net increase (decrease) in net assets resulting from operations	10.28	5.22	75.44	87.99	4.46

DISTRIBUTIONS TO MEMBERS:
Net change in Members’ Equity - Net Assets due to distributions to Members	(17.28)	(33.20)	(40.95)	(0.16)	(0.03)
NET ASSET VALUE, END OF YEAR	$264.47	$271.47	$299.45	$264.96	$177.13
TOTAL NET ASSET VALUE RETURN (1), (2), (3)	3.85%	2.03%	28.90%	49.69%	2.58%

RATIOS AND SUPPLEMENTAL DATA:
Members' Equity - Net Assets, end of year in thousands (000's)	$390,271	$400,602	$441,884	$390,985	$235,453
Ratios to Average Members' Equity - Net Assets: (4)
Expenses	0.74%	0.80%	0.69%	0.98%	1.24%
Net investment loss	(0.31)%	(0.46)%	(0.49)%	(0.71)%	(0.91)%
Portfolio Turnover Rate (5)	2.92%	5.42%	10.23%	9.36%	8.89%

INTERNAL RATES OF RETURN:
Internal Rate of Return (6)	17.83%	20.34%	24.57%	23.18%	9.35%

(1)	Selected data for a unit of Membership Interest outstanding throughout each year.
(2)	Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Company during the year and assumes distributions, if any, were reinvested. The Company's units are not traded in any market; therefore, the market value total investment return is not calculated.
(3)	Total return and the ratios to average members' equity - net assets is calculated for the Company taken as a whole.
(4)	Ratios do not reflect the Company's proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.
(5)	Proceeds received from investments are included in the portfolio turnover rate.
(6)	The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the year as of each measurement date.

The accompanying notes are an integral part of these financial statements.

7

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

1. Organization

NB Crossroads Private Markets Fund IV Holdings LLC (the “Company”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company was organized as a Delaware limited liability company on November 10, 2015. The Company commenced operations on November 15, 2016. The duration of the Company is ten years from the final subscription closing date (the “Final Closing”), which occurred on August 7, 2017, subject to two two-year extensions which may be approved by the Board of Managers of the Company (the “Board” or the “Board of Managers”). Thereafter, the term of the Company may be extended by consent of a majority-in-interest of its Members as defined in the Company’s limited liability company agreement (the “LLC Agreement”).

The Company’s investment objective is to provide attractive risk-adjusted returns. The Company seeks to achieve its objective by investing in a diversified global portfolio of high quality third- party private equity funds (“Portfolio Funds”) including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”) pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neither the Company nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Company will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.

NB Crossroads Private Markets Fund IV (TI) - Client LLC (the “TI Fund”), NB Crossroads Private Markets Fund IV (TE) - Client LLC (the “TE Fund”) and NB Crossroads Private Markets Fund IV (Offshore) - Client LLC (the “Offshore Fund” and together with the TI Fund and the TE Fund, the “Feeder Funds”) each pursue their investment objectives by investing substantially all of their assets in the Company. The TE Fund and the Offshore Fund invest indirectly in the Company through NB Crossroads Private Markets Fund IV (Offshore), Client Ltd, a Cayman Islands exempted company (the “Offshore Company”). Each of the TI Fund and the TE Fund is a Delaware limited liability company that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Offshore Fund, a Cayman Islands limited liability company, is not registered as an investment company under the Investment Company Act.  The percentage of the Offshore Company’s shareholder capital owned by the TE Fund and Offshore Fund is 92.21% and 7.79%, respectively. The financial position and results of operations of the Offshore Company have been consolidated within the TE Fund’s and the Offshore Fund’s consolidated financial statements. The Offshore Company and the Feeder Funds have the same investment objective and substantially the same investment policies as the Company (except that the Offshore Company and the Feeder Funds pursue their investment objectives by investing in the Company).

The Board has overall responsibility to manage and supervise the operations of the Company, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the TE Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Portfolio Funds and Co-Investments and to manage the day-to-day operations of the Company.

8

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

The Company operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as members of the Company (“Members”).  As of March 31, 2024, the TI Fund’s, the TE Fund’s and the Offshore Fund’s ownership of the Company’s Members’ contributed capital was 61.84%, 34.26% and 2.90%, respectively, with a NB affiliate’s (“Special Member”) (who is also a Member of the Company) percentage ownership of the Company’s Members’ contributed capital being 1%.

2. Significant Accounting Policies

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

A. Basis of Accounting

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Company are maintained in U.S. dollars.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.

C. Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its investments.  In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Company’s investments without readily available market quotations, subject to oversight by the Board.

9

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund or the lead investor of a direct co-investment as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10, “Fair Value Measurements” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

10

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity - Net Assets by level within the valuation hierarchy as of March 31, 2024.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$-	$-	$4,652,511	$76,298,169	$80,950,680
Small and Mid-cap Buyout	-	-	7,829,137	149,954,098	157,783,235
Special Situations	-	-	10,055,239	53,636,328	63,691,567
Venture Capital	-	-	5,166,369	59,796,860	64,963,229
Money Market Fund	23,645,038	-	-	-	23,645,038
Total	$23,645,038	$-	$27,703,256	$339,685,455	$391,033,749

Significant Unobservable Inputs

As of March 31, 2024, the Company had investments valued at $391,033,749. The fair value of investments valued at $339,685,455 in the Company’s Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2024:

			Unobservable Inputs
Investments	Fair Value 03/31/24	Valuation Methodologies	Variable	Value/Range	Weighted Average[1]
Large-cap Buyout	4,652,511	Market Comparables	LTM EBITDA	12.8x	N/A
Small and Mid-cap Buyout	7,517,879	Market Comparables	LTM EBITDA	13.0x-15.0x	13.8x
Small and Mid-cap Buyout	311,258	Escrow Value	1.0x Escrow	N/A	N/A
Special Situations	10,055,239	Market Comparables	LTM EBITDA	11.9x-13.8x	12.0x
Venture Capital	5,166,369	Market Comparables	LTM EBITDA	27.2x	N/A
Total	$27,703,256

1 Inputs weighted based on fair value of investments in range.

11

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

During the year ended March 31, 2024, purchases and sales from Level 3 investments were as follows:

Purchases	Sales
$-	$13,727,590

During the year ended March 31, 2024, change in unrealized appreciation and realized gains from Level 3 investments were $(8,380,286) and $8,577,367, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the year ended March 31, 2024, one investment with a fair value of $1,643,719 transferred into Level 3 and there were no transfers out of Level 3.

The estimated remaining life of the Company’s Portfolio Funds as of March 31, 2024 is one to four years, with the possibility of extensions by each of the Portfolio Funds.

D. Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2024, the Company held $23,645,038, in an overnight sweep that is deposited into a money market account.

Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

E. Investment Gains and Losses

The Company records distributions of cash or in-kind securities from the Portfolio Funds based on the information from distribution notices when distributions are received. The Company recognizes within the Statement of Operations its share of realized gains or (losses), the Company’s change in net unrealized appreciation/(depreciation) and the Company’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Portfolio Funds. The Company may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Portfolio Fund.

The Portfolio Funds may make in-kind distributions to the Company and, particularly in the event of a dissolution of a Portfolio Fund, such distributions may contain securities that are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

12

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

F. Income Taxes

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to Members. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ equity for financial reporting in accordance with GAAP and Members’ equity for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Portfolio Funds. As of March 31, 2024, the Company had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Company on Schedule K-1 as of December 31, 2022, and after adjustment for purchases and sales between December 31, 2022 and March 31, 2024, the estimated cost of the Portfolio Funds at March 31, 2024, for federal income tax purposes aggregated $152,365,923. The net unrealized appreciation for federal income tax purposes was estimated to be $215,022,788. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $218,152,461 and $3,129,673, respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2022, the tax years that remains subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2019 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Adviser has reviewed the Company’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended March 31, 2024. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the year ended March 31, 2024, the Company did not incur any interest or penalties.

G. Restrictions on Transfers

Interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

13

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

H. Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Company’s Financial Highlights.

I. Company Expenses

The Company bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; registration expenses; costs of insurance; Managers’ fees (as defined herein); and expenses of meetings of the Board.

J. Foreign Currency Translation

The Company has foreign investments which require the Company to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.

Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. The Company does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.

3. Advisory Fees, Administration Service Fee and Related Party Transactions

The Registered Investment Adviser provides investment advisory services to the Company and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds.  Further, the Registered Investment Adviser provides certain management and administrative services to the TI and TE Fund, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Company pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.10% during the first 12-months following the Company’s commencement of operations; 0.55% beginning in year two through the end of year eight from the commencement of operations and then 0.30% for the remaining life of the Company, in each case based on the Members’ total capital commitments. For the year ended March 31, 2024, the Company incurred Advisory Fees totaling $1,838,674.

14

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

Pursuant to an Administrative and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Company. In consideration for these services, the Company pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Company. For the year ended March 31, 2024, the Company incurred administration service fees totaling $417,906.

Effective March 11, 2024, the Board consists of six managers (the “Managers”), of which five are not an “interested person” of the Company as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Company on a quarterly basis. The Managers are also reimbursed for out of pocket expenses in connection with providing their services to the Company. For the year ended March 31, 2024, the Company incurred $198,698 in Managers’ fees.

4. Capital Commitments from Members

At March 31, 2024 and 2023, capital commitments from Members totaled $334,304,294. Capital contributions received by the Company with regard to satisfying Member commitments totaled $228,998,441, which represents approximately 69% of committed capital at March 31, 2024 and 2023.

Capital contributions will be credited to Members’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2024 and 2023, the Company did not issue any units.

The net profits or net losses of the Company are allocated to Members in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Members’ percentage interests, as defined in the LLC Agreement.

Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Members at such times and in such amounts as determined by the Board in its sole discretion and in accordance with Members’ respective percentage interests, as defined in the LLC Agreement. As of March 31, 2024, the Company had distributed $135,198,682 to Members.

15

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

5. Capital Commitments of the Company to Investments

As of March 31, 2024, the Company had total capital commitments of $324,523,842 to the investments with remaining unfunded commitments to the investments totaling $33,924,137 as listed below:

Assets:	Unfunded Commitment
Large-cap Buyout	4,150,086
Small and Mid-cap Buyout	15,509,765
Special Situations	10,595,436
Venture	3,668,850
Total	$33,924,137

6. Description of the Investments

Due to the nature of the investments, the Company generally cannot liquidate its positions in the investments except through distributions from the investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Company has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.

The following underlying investment represent 5% or more of Members’ Equity – Net Assets of the Company.

Webster Capital IV, L.P. (“Webster IV”) represents 5.30% of Members’ Equity – Net Assets of the Company as of March 31, 2024. Webster IV focuses on pharmaceuticals and biotechnology, healthcare services, life sciences and e-commerce sectors.

7. Line of Credit

The Company entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated December 5, 2018, amended as of December 3, 2021, under which the Company can borrow an aggregate principal amount of $15,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Company’s unfunded Members’ capital commitments.  The Credit Agreement has a maturity date of December 3, 2024.

As of March 31, 2024, there were no outstanding principal amounts owed to the bank by the Company. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and the secured overnight financing rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2024, the Company did not draw on the line of credit, and as such the Company did not incur any interest expense. In relation to entering the Credit Agreement, the Company incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan.  For the year ended March 31, 2024, the Company expensed $42,563 of Financing Costs as shown in the Statement of Operations.

16

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

8. Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Company. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

9. Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Company’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Company may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Company. The Company’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Company will be able to realize the value of such investments in a timely manner if at all.

This portfolio strategy presents a high degree of business and financial risk due to the nature of underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

17

NB Crossroads Private Markets Fund IV Holdings LLC

Notes to the Financial Statements

March 31, 2024

If the Company defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. This may impair the ability of the Company to pursue its investment program, force the Company to borrow or otherwise impair the value of the Company’s investments (including the complete devaluation of the Company). In addition, defaults by Members on their commitments to the Company, may cause the Company to, in turn, default on its commitment to a Portfolio Fund. In this case, the Company, and especially the non-defaulting Members, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.

10. Subsequent Events

The Company has evaluated all events subsequent to March 31, 2024, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

18

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers

NB Crossroads Private Markets Fund IV Holdings LLC:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ equity - net assets of NB Crossroads Private Markets Fund IV Holdings LLC (the Company), including the schedule of investments, as of March 31, 2024, the related statements of operations and cash flows for the year then ended, the statements of changes in members’ equity - net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its members’ equity for each of the years in the two -year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.

Boston, Massachusetts

May 30, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

19

NB Crossroads Private Markets Fund IV Holdings LLC

Investment Program (Unaudited)

March 31, 2024

INVESTMENT PROGRAM (UNAUDITED)

Investment Objective and Process

The investment objective of NB Crossroads Private Markets Fund IV Holdings LLC (the "Master Fund") is to provide attractive risk-adjusted returns to investors ("Investors"). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a "Primary Investment") in a portfolio of newly formed, third party private equity funds ("Portfolio Funds") managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund may also invest, on an opportunistic basis, in "secondary investments" in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund's fundraising period (each, a "Secondary Investment") in more mature Portfolio Funds and make opportunistic direct investments in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a "Co-Investment"). Neuberger Berman Investment Advisers LLC (the "Investment Adviser") believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe and emerging markets.

Each of NB Crossroads Private Markets Fund IV (TE) - Client LLC and NB Crossroads Private Markets Fund IV (TI) - Client LLC (each, a "Feeder Fund") invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a "master/feeder" structure.

Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments ("Commitment") by Investors (measured at the time of the Commitment) in a single Portfolio Fund.

The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the "Sub-Adviser" and, together with the Investment Adviser, the "Adviser") to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund's investment objective will be achieved.

Principal Risk Factors

Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled "Investment Program – Principal Risk Factors" in NB Crossroads Private Markets Fund IV (TI) - Client LLC's annual report to shareholders for the fiscal year ended March 31, 2024, as filed with the Securities and Exchange Commission (File No. 811-23171) (the "TI Fund Annual Report").

20

NB Crossroads Private Markets Fund IV Holdings LLC

Supplemental Information (Unaudited)

March 31, 2024

Proxy Voting and Portfolio Holdings

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended March 31, 2024.

The Company files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

21

NB Crossroads Private Markets Fund IV Holdings LLC

Board of Managers of the Company (Unaudited)

March 31, 2024

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Manager	Other Directorships Held by Manager During Past 5 Years
Disinterested Managers

Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite – Since Inception	Private investor and board member of certain entities (as listed herein)	18	Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (37 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 - 06/23); Former Director of Tech and Energy Transition Corporation (2021 - 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite – Since Inception	Consultant (1991-2018)	18	Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007-2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite – Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	18	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).

Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite – Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	18	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).

Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite – Since Inception	President of The Documentary Group (since 2006).	18	Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).
Interested Manager

James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite – Since April 2023	Managing Director, NBAA (2015 - 2023)	18	None.

* The ‘‘Fund Complex’’ consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP and NB Private Markets Access Fund LLC.

** Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Company because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

22

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2024

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.

Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2024, and Director of Private Equity Finance, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2007.

Patrick Deaton (1978)	Chief Operating Officer	Term — Indefinite; Length — since 2023	Managing Director, Neuberger Berman LLC, since 2018, Chief Operating Officer, NBAA, since 2023. Formerly, Chief Administrative Officer, NBAA (2021-2023), Chief Operating Officer and Head of Operational Due Diligence – NBAIM (2010-2021).

Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman LLC, since 2024, and Vice President of Private Equity Finance, since 2016.

Savonne Ferguson (1973)	Chief Compliance Officer	Term — Indefinite; Length — since 2018	Senior Vice President, Neuberger Berman LLC, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018.

23

NB Crossroads Private Markets Fund IV Holdings LLC

Officers of the Company (Unaudited)

March 31, 2024

Information pertaining to the officers of the Company is set forth below.

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers

Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since inception	General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017.
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman LLC, since 2023. Formerly, Vice President, Neuberger Berman LLC (2008-2023).

Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014-2018).

Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman LLC, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015.

Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman LLC, since 2007.

Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018-2022).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Company are employees and/or officers of the Registered Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Company. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

24

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2023 and March 31, 2024 were $18,300 and $19,100, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and March 31, 2024 were $0 and $0, respectively.

(ii) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2023 and March 31, 2024 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its partners. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; (iv) instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements; or (v) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2024:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and assets under management in those accounts, as of March 31, 2024. Please note that registered investment companies in a "master-feeder" structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	35	$26,199,893,319	130	$52,640,192,542

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	39	$31,828,703,819	131	$52,715,192,542

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees
5	$2,097,328,636	32	$19,233,958,219	128	$51,815,192,542

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2024:

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. We offer a voluntary equity acquisition program which allows employees a direct opportunity to invest in Neuberger Berman. This program is open to senior employees who meet certain investment criteria. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. Contingent amounts under the CCP are held in a notional account representing the Neuberger Berman Portfolio, which is a portfolio of the investment strategies we manage across the firm. For members of investment teams, a portion of the contingent amounts are held in a notional account representing the team’s strategies as determined by senior management, in addition to the Neuberger Berman Portfolio, which is a portfolio of select investment strategies that we manage across the firm. Subject to continued employment at the firm and other conditions, a participant’s contingent amounts vest in equal installments over three years.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior investment professionals may have non-compete restrictions.

(a)(4) As of March 31, 2024, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2024.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2024.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Fund III (Master) LLC’s Form N-CSR, Investment Company Act file number 811-22816 (filed June 09, 2023).

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act, are filed herewith.

(a)(3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund IV (TE) - Client LLC

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer

Date: June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Deaton
Patrick Deaton
Chief Operating Officer
(Principal Executive Officer)

Date: June 7, 2024

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 7, 2024